EXECUTION COPY

AMENDMENT NO. 2

Dated as of October 31, 2013

to

CREDIT AGREEMENT

Dated as of October 20, 2011

THIS AMENDMENT NO. 2 (“Amendment”) is made as of October 31, 2013 by and among Hubbell Incorporated (the “Company”), Hubbell Cayman Limited, Hubbell Investments Limited (together with the Company and Hubbell Cayman Limited, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement, dated as of October 20, 2011 (the “Credit Agreement”), by and among the Borrowers, the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement as amended hereby.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to such amendment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment:

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below (the “Amendment Effective Date”), the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“CDOR Rate” means, for any Loans denominated in Canadian Dollars, the CDOR Screen Rate or, if applicable pursuant to the terms of Section 2.14(a), the applicable Reference Bank Rate.

“CDOR Screen Rate” means, with respect to any Interest Period, the average rate as administered by the Investment Industry Regulatory Organization of Canada (or any other Person that takes over the administration of such rate) for bankers acceptances with a tenor equal in length to such Interest Period as displayed on CDOR page of the Reuters screen or, in the event such rate does not appear on such Reuters page, on any successor or substitute page on such screen or service that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion.

“COF Rate” has the meaning assigned to such term in Section 2.14(a).

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Screen Rate for the longest period (for which the applicable Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the applicable Screen Rate for the shortest period (for which the applicable Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBOR Quoted Currency” means Dollars, euro, Pounds Sterling and Swiss Francs.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Local Screen Rate” means the CDOR Screen Rate.

“Non-Quoted Currency” means Canadian Dollars.

“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (i) if the currency is Pounds Sterling or Canadian Dollars, the first day of such Interest Period, (ii) if the currency is euro, two TARGET Days before the first day of such Interest Period, (iii) for any other currency, two Business Days prior to the commencement of such Interest period the Business Day (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days).

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of the relevant time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period:

(a) in relation to Loans in Canadian Dollars, as the rate at which the relevant Reference Bank is willing to extend credit by the purchase of bankers acceptances which have been accepted by banks which are for the time being customarily regarded as being of appropriate credit standing for such purpose with a term to maturity equal to the relevant period; and

(b) in relation to Loans in any LIBOR Quoted Currency, as the rate at which the relevant Reference Bank could borrow funds in the London interbank market

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in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period.

“Reference Banks” means JPMCB and such other banks as may be appointed by the Administrative Agent in consultation with the Company.

“Screen Rate” means collectively the LIBOR Screen Rate and the Local Screen Rate.

“TARGET Day” means any day on which the TARGET2 payment system is open for the settlement of payments in euro.

(b) The definition of “Adjusted LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

(c) The definition of “Dollar Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the phrase “the equivalent in such currency of Dollars” appearing in clause (ii) thereof and replacing such phrase with the phrase “the equivalent amount thereof in Dollars”.

(d) The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“LIBO Rate” means, with respect to (a) any Eurocurrency Borrowing denominated in any LIBOR Quoted Currency and for any applicable Interest Period, the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate) for such LIBOR Quoted Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period; provided that if any LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (b) any Eurocurrency Borrowing denominated in any Non-Quoted Currency and for any applicable Interest Period, the applicable Local Screen Rate for such Non-Quoted Currency at approximately 11:00 a.m. Toronto, Ontario time, on the Quotation Day for such currency and Interest Period; provided that if any Local Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, that, if a LIBOR Screen Rate or a Local Screen Rate, as applicable, shall not be available at the applicable time for the applicable Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such currency and Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. It is

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understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14.

(e) The term “Mandatory Cost” and its related definition appearing in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

(f) The definition of “Statutory Reserve Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the term “Financial Services Authority” with the phrase “Financial Conduct Authority, the Prudential Regulation Authority”.

(g) Section 2.13(f) of the Credit Agreement is hereby restated in its entirety as follows:

(f) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) (A) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and (B) interest computed by reference to the CDOR Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) interest for Borrowings denominated in Pounds Sterling shall be computed on the basis of a year of 365 days, and in each case of the foregoing clauses (i) and (ii) shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(h) Section 2.14 of the Credit Agreement is hereby restated in its entirety as follows:

SECTION 2.14. Alternate Rate of Interest.

(a) If at the time that the Administrative Agent shall seek to determine the relevant Screen Rate on the Quotation Day for any Interest Period for a Eurocurrency Borrowing the applicable Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason and the Administrative Agent shall reasonably determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the applicable Reference Bank Rate shall be the LIBO Rate for such Interest Period for such Eurocurrency Borrowing; provided that if any Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, however, that if less than two Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the LIBO Rate for such Eurocurrency Borrowing, (i) if such Borrowing shall be requested in Dollars, then such Borrowing shall be made as an ABR Borrowing at the Alternate Base Rate and (ii) if such Borrowing shall be requested in any Foreign Currency, the LIBO Rate shall be equal to the cost to each Lender to fund its pro rata share of such Eurocurrency Borrowing in such currency (from whatever source and using whatever methodologies as such Lender may select in its reasonable discretion, such rate, the “COF Rate”).

(b) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for a Loan in the applicable currency or for the applicable Interest Period; or

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(ii) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurocurrency Competitive Loan, the Lender that is required to make such Loan) that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for a Loan in the applicable currency or for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurocurrency Borrowing in the applicable currency or for the applicable Interest Period, as the case may be, shall be ineffective, (ii) if any Borrowing Request requests a Eurocurrency Revolving Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing, (iii) if any Borrowing Request requests a Eurocurrency Revolving Borrowing in a Foreign Currency, then the LIBO Rate for such Borrowing shall be the COF Rate and (iv) any request by any Borrower for a Eurocurrency Competitive Borrowing shall be ineffective; provided that if the circumstances giving rise to such notice do not affect all the Lenders, then requests by a Borrower for Eurocurrency Competitive Borrowings may be made to Lenders that are not affected thereby.

(i) Schedule 2.02 of the Credit Agreement is hereby deleted in its entirety.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (b) the Company shall have paid all of the fees of the Administrative Agent and its Affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing.

(b) As of the Amendment Effective Date, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in Article IV (other than the representation set forth in Section 4.08 of the Credit Agreement and the representation set forth in the last sentence of Section 4.06 of the Credit Agreement) of the Credit Agreement, as amended hereby, are true and correct on and as of the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) On and after the Amendment Effective Date, each reference to the Credit

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Agreement in the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or electronic transmission (i.e., a “pdf” or “tif”) shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HUBBELL INCORPORATED, as the Company

By:	/s/ James H. Biggart, Jr.
Name:	James H. Biggart, Jr.
Title:	Vice President and Treasurer

HUBBELL CAYMAN LIMITED, as a Subsidiary Borrower

By:	/s/ James H. Biggart, Jr.
Name:	James H. Biggart, Jr.
Title:	Director

HUBBELL INVESTMENTS LIMITED, as a Subsidiary Borrower

By:	/s/ James H. Biggart, Jr.
Name:	James H. Biggart, Jr.
Title:	Director

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ D. Scott Farquhar
Name: D. Scott Farquhar
Title: Senior Vice President

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Denis Waltrich
Name: Denis Waltrich
Title: Director

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Randolph E. Cates
Name: Randolph E. Cates
Title: Senior Vice President

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark E. Irey
Name: Mark E. Irey
Title: AVP

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Ankur Goyal
Name: Ankur Goyal
Title: V.P.

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Clifford S. Hoppe
Name: Clifford S. Hoppe
Title: Vice President

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011

TD BANK, N.A.,
as a Lender

By:	/s/ Elizabeth Sullivan
Name: Elizabeth Sullivan
Title: Director

Signature Page to Amendment No. 2

Hubbell Incorporated et al

Credit Agreement dated as of October 20, 2011